As filed with the Securities and Exchange Commission on March 11, 2022

Securities Act File No. 333-257605

1940 Act File No. 811-23712

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 2	☒
POST-EFFECTIVE AMENDMENT NO.	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 2	☒

Sweater Cashmere Fund

(Exact Name of Registrant as Specified in Charter)

4900 Nautilus Court N, Suite 220

Boulder, Colorado 80301

(Address of Principal Executive Offices)

1-888-577-7987

(Registrant’s Telephone Number)

Jesse Randall

4900 Nautilus Court N, Suite 220

Boulder, Colorado 80301

(Name and Address of Agent for Service)

Copy to:

Jonathan D. Van Duren

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c)

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

Subject to completion, dated March 11, 2022

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Sweater Cashmere Fund

Prospectus

March 11, 2022

Sweater Cashmere Fund (the “Fund”) is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that operates as an “interval fund.”

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively-managed portfolio that provides investors with exposure to private, venture capital investments. In seeking to achieve its investment objective, the Fund primarily will invest over time in the equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies and, to a lesser extent, interests in professionally managed private venture capital funds. For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds.

The Fund operates as an “interval fund” pursuant to which it will, subject to applicable law, conduct semiannual repurchase offers for 5% of the Fund’s outstanding shares (“Shares”) at net asset value (“NAV”). Semiannual Share repurchases will occur in the months of February and August each year, commencing with the first repurchase scheduled for February 2023. The Fund will provide written notification of each repurchase offer to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer), and Shares will be redeemed at the NAV calculated no later than the 14th day (or the next business day if the 14th day is not a business day) after such repurchase request deadline (the “Repurchase Pricing Date”). Repurchase proceeds will be paid to redeeming shareholders, less any early repurchase fee, no later than seven days after the Repurchase Pricing Date. See “Share Repurchases.”

The Fund will not be required to repurchase Shares at a shareholder’s option, and Shares are not exchangeable for interests, shares, or units of any investment of the Fund. Repurchase offers may be oversubscribed, with the result that Fund shareholders may only be able to have a portion of the Shares they tender repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. For this reason, the Shares are not readily marketable. Although the Fund will make semiannual repurchase offers to repurchase a limited portion of its Shares to try to provide some liquidity to shareholders (with the first such repurchase offer scheduled for February 2023), investors should consider the Shares to be illiquid. See “Risks—Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks” in this prospectus for more information.

Investing in Shares involves certain risks, including the potential loss of the entire principal amount that you invest. See the “Risks” section of this prospectus for more information. You should carefully consider these risks, together with all other information contained in this prospectus, before deciding whether to invest in the Shares.

•	The Fund has no operating history. Shares are not listed for trading on any securities exchange, and you should not expect to be able to sell Shares in a secondary market transaction. You should consider Shares of the Fund to be an illiquid investment.

•	Shares are not redeemable at the shareholder’s option. The Fund does not intend to offer to repurchase Shares until February 2023. Starting in February 2023, the Fund will offer to redeem 5% of its outstanding Shares twice each year.

•	The Fund has no intention to repurchase Shares outside of these semiannual repurchase offers that will begin in February 2023, and these repurchase offers may be oversubscribed.

•	If you tender your Shares for repurchase as part of a repurchase offer that is oversubscribed (i.e., because more than 5% of the Fund’s outstanding Shares are tendered for repurchase), the Fund will redeem only a portion of your Shares.

•	Because Shares are not listed on a securities exchange, and the Fund will only offer to redeem 5% of its outstanding Shares twice a year starting in February 2023, you should not expect to be able to sell your Shares when and/or in the amount desired, regardless of how the Fund performs. As a result, you may be unable to reduce your exposure to the Fund during any market downturn.

•	The Fund is designed for long-term investors. An investment in the Fund may not be suitable for you if you will need the money you invest within a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain. There is no assurance that the Fund will be able to maintain a certain level of distributions to shareholders. A portion or all of any Fund distributions may consist of a return of capital.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

•	The Fund’s investments may require several years to appreciate in value, and there is no assurance that such appreciation will occur.

•	Investing in the Shares may be speculative and involve a high degree of risk, including the potential loss of your entire investment.

The Fund intends to offer its Shares in a continuous offering. The offering price for the Shares will be equal to the Fund’s then-current NAV per Share.

The Fund is offering its Shares directly, and has not retained an underwriter, dealer manager, or broker-dealer in connection with the offer and sale of its Shares. The minimum initial investment for Shares is currently $500, with a $50 minimum for subsequent investments. The Fund may waive or modify these investment minimums from time to time.

Per Share
Public Offering Price	At current NAV(1)
Initial Sales Charge (Load)	None(2)
Proceeds to the Fund (Before Expenses)	Amount invested at current NAV(3)

(1)	Shares will initially be offered at an initial public offering price of $20 per Share, and thereafter will be offered on a continuous basis at NAV per Share.

(2)	Shares are not subject to any initial sales charges.

(3)	The Fund’s organization and offering costs through February 7, 2022 are approximately $342,373, and the Fund has incurred additional organization and offering costs since this date and will incur more prior to its launch. After its launch, the Fund will incur ongoing offering costs associated with the Fund’s continuous offering of Shares. Organizational and offering costs of the Fund paid by the Fund’s adviser, Sweater Industries LLC – including with respect to marketing the Fund’s Shares – are generally subject to reimbursement by the Fund, subject to the Fund’s expense limitation agreement. See the “Fund Expenses” section of this prospectus for more information.

This prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest in the Shares. Please read this prospectus in its entirety before investing and keep it for future reference. The Fund has filed with the Securities and Exchange Commission (“SEC”) a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus.

We will also file annual, semiannual and quarterly reports, proxy statements, and other information about the Fund with the SEC. This information and the SAI will be available free of charge by contacting us at 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301, by calling us toll-free at 1-888-577-7987, by emailing us at support@sweaterventures.com, or by visiting our website at www.sweaterventures.com/cashmerefund. This information and the Fund’s SAI will also be available through the Sweater mobile application, which is available for free through the Apple App Store and Google Play Store. See “Prospectus Summary—Purchasing Shares; Sweater App” and “Plan of Distribution and the Sweater App.” You may also contact us to request additional information about the Fund and to make shareholder inquiries through the Sweater mobile application or by using the mailing address, telephone number, or email address listed above. The Fund’s SAI and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Table of Contents

Prospectus Summary	1
Summary of Fund Fees and Expenses	7
Financial Highlights	8
The Fund	8
Use of Proceeds	8
Investment Objective, Strategies, and Policies	9
Risks	10
Fund Management	20
Determination of Net Asset Value	21
Plan of Distribution and the Sweater App	26
Share Repurchases	29
Borrowing	31
Distributions	31
Dividend Reinvestment Plan	32
Description of Shares	32
Fund Expenses	33
Tax Matters	34
Certain ERISA Matters	44
Certain Fund Service Providers	44

i

Prospectus Summary

This is only a summary of certain information contained in this prospectus relating to Sweater Cashmere Fund (the “Fund”, “we,” “our” or “us”). This summary does not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”) prior to investing.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund” and is making a continuous offering of its shares of beneficial interest (“Shares”).

Investment Objective and Strategies

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively-managed portfolio that provides investors with exposure to private, venture capital investments.

The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in these private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Due to the nature of the private markets for the types of private equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Adviser expects that it may take up to two years for the Fund to be primarily invested in Portfolio Companies and Portfolio Funds.

The Fund will seek to invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries, and target early stage and other high growth potential companies, along with late-stage or so-called “pre-IPO companies.” The allocation of the Fund’s assets to different strategies and regions will largely depend on the maturity and depth of the venture-backed market in the applicable strategy or region.

For investments in Portfolio Companies, the Fund expects to generally hold these investments until a liquidity event with respect to the Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. However, we may determine to continue to hold the securities of a Portfolio Company after a liquidity event, or may sell such securities prior to a liquidity event. The Fund will invest in Portfolio Funds it expects will generally be organized as limited liability companies or limited partnerships and will typically rely on the exclusions from the definition of an investment company under Section 3(c)(1) or 3(c)(7) of the Investment Company Act. The Fund will invest no more than 15% of its net assets in Portfolio Funds that rely on the exclusion from the definition of an investment company under Sections 3(c)(1) or 3(c)(7) of the Investment Company Act.

Investment Adviser

Sweater Industries LLC is the Fund’s investment adviser (the “Adviser”). The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser will receive from the Fund a management fee at an annual rate equal to 2.50% of the Fund’s average daily calculated net asset value (“NAV”), payable monthly in arrears.

The Fund has entered into an Expense Limitation Agreement pursuant to which the Adviser has agreed to waive its management fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of management fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the Adviser, whichever is lower.

This contractual expense limitation will remain in effect through the one-year anniversary of the date the Fund commences operations (which will be after the effective date of the Fund’s registration statement), unless the Fund’s Board of Trustees approves its earlier termination.

Board of Trustees

The Fund’s Board of Trustees (the “Board”) has overall responsibility for monitoring the Fund’s investment program and its management and operations. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or to the Adviser.

Purchasing Shares; Sweater App

In order to open an account with the Fund and purchase Shares, you must first download the Sweater mobile application, which is available through the Apple App Store and Google Play Store (the “App”). The App is free to download and use.

The App will provide step-by-step instructions to open a new account and to fund your purchase of Shares. The application process is completed entirely through the App. To open an account and to be able to purchase Shares, you will need to link one of your bank accounts to your App account so that you may use electronic funds transfer from your bank account to buy Shares.

Once this process has been completed, and the Fund has accepted your application for a new account, you may submit orders to buy Shares at any time through the App. However, Share purchases will only be processed on days the New York Stock Exchange is open. You may only purchase and redeem Fund Shares online using the App. For more information, please see “Plan of Distribution and the Sweater App.”

The minimum initial investment is $500, with a $50 minimum for subsequent investments. The Fund may waive or change these minimums in the future.

Use of Proceeds

The Fund will invest the proceeds from the sale of its Shares on an ongoing basis in accordance with the Fund’s investment objective and policies (as described in this prospectus), less Fund fees and expenses (including offering and marketing expenses). It is currently anticipated that, due to nature of the private markets for the types of direct equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within two years after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund expects to invest a substantial portion of the proceeds of the offering in short-term, high quality debt securities, money market securities (including money market funds), cash or cash equivalents, which may impact returns. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds to meet operational needs and shareholder redemptions. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in Portfolio Companies and Portfolio Funds.

Distributions; Dividend Reinvestment Plan

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income, if any, to its shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate.

Shareholders will automatically have all Fund dividends and distributions reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless a shareholder makes an election to receive cash by contacting the Fund’s Administrator and dividend reinvestment agent, UMB Fund Services, Inc. All correspondence concerning the Fund’s dividend reinvestment plan, including notice of the shareholder’s election not to participate in the dividend reinvestment plan, should be directed to the Fund’s Administrator in writing at the following mailing address: Sweater Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175. Please see “Reinvestment Plan” below for additional information.

If you elect to receive dividends in cash, the Fund will typically transfer any Fund dividends through electronic funds transfer to the bank account you have linked to your Fund account through the App (although we may ask you to confirm your bank account information through the App before sending any cash dividends).

Periodic Repurchase Offers; Early Repurchase Fee

The Fund is not a liquid investment.  No shareholder will have the right to require the Fund to repurchase his, her, or its Shares.

The Fund is an interval fund and, as such, has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the Investment Company Act, with the first such repurchase offer scheduled for February 2023.  Each semiannual repurchase offer will be for 5% of the Fund’s outstanding Shares at NAV (unless such offer is suspended or postponed in accordance with applicable law, as described herein).

Semiannual Share repurchases will occur in the months of February and August each year, commencing with the first repurchase scheduled for February 2023.  The Fund will provide written notification of each repurchase offer to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s NAV will be calculated no later than the 14th day (or the next Business Day if the 14th day is not a Business Day) after the Repurchase Request Deadline.  Payment for Shares repurchased pursuant to these offers will be made no later than seven days after the repurchase pricing date. Redemption proceeds will typically be sent by electronic funds transfer to the bank account the shareholder has linked through the App, although we may ask you to confirm your bank account information through the App before sending the redemption proceeds.

The App will provide instructions for submitting repurchase requests.  All repurchase requests must be submitted through the App by the applicable Repurchase Request Deadline.  See “Share Repurchases” for additional information.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the 5% repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum Fund account balance of $500.  This minimum may be changed or waived by the Board.  Please see “Share Repurchases—Minimum Account Balance” below for additional information.

If you tender Shares and the Fund repurchases those Shares within 545 days (approximately 18 months) following the purchase date, you will generally pay an early repurchase fee according to the following schedule:

Days after purchase	185	365	545	546 or more
Charge	2.0%	1.5%	0.5%	0.0%

The early repurchase fee will be based on the value of the Shares redeemed. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund will not charge an early repurchase fee on Shares acquired through the Fund’s dividend reinvestment plan. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund.  See “Share Repurchases—Early Repurchase Fee” below for additional information.

Unlisted Closed-End Fund

The Fund’s Shares are not listed on any securities exchange, and you should not expect to be able to sell Shares in a secondary market transaction regardless of how the Fund performs. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional exchange-listed closed-end fund, should be considered illiquid. An investment in Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option and, unlike traditional listed closed-end funds, the Shares will not be listed on any securities exchange.

Notwithstanding that the Fund will conduct periodic repurchase offers beginning in February 2023, investors should not expect to be able to sell their Shares when and/or in the amount desired regardless of how the Fund performs.

Fund Administrator

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative, fund accounting, and transfer agent services. The Administrator also serves as the Fund’s dividend reinvestment agent. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses.

Taxes	The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. So long as it qualifies as a RIC, the Fund generally will not have to pay corporate level U.S. federal income taxes on any ordinary income or capital gains that the Fund distributes to holders of its Shares as dividends for U.S. federal income tax purposes. For the Fund to qualify as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. Fund dividends generally will be characterized as ordinary dividend income or capital gains to the shareholders, whether or not they are reinvested in Shares. A portion of the Fund’s dividends may be eligible for the reduced U.S. federal income tax rates applicable to “qualified dividend income” for individuals and the dividends received deduction for corporations. The Fund will inform shareholders of the amount and character of its distributions to shareholders. A shareholder that is exempt from federal income tax on its income generally will not be subject to tax on amounts distributed to it by the Fund, provided that such shareholder’s acquisition of its Shares is not debt-financed within the meaning of section 514 of the Code.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund may be required to “look through” to the character of the income, assets and investments held by certain Portfolio Funds and Portfolio Companies in which the Fund has acquired an interest that are classified as partnerships for U.S. federal income tax purposes. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Portfolio Funds in which the Fund can acquire an interest. Furthermore, although the Fund expects to receive information from each Portfolio Fund regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits to shareholders would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Principal Risk Considerations

An investment in the Fund involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the “Risks” section of this prospectus before deciding to purchase Shares. The following is a discussion of certain of the risks of investing in the Fund.

•      The Fund is newly formed and has no operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors.

•       The Adviser is newly formed and has no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•      There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund expects to begin making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•      While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

•      Private companies in which the Fund intends to invest are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting.

•       A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

Summary of Fund Fees and Expenses

Fees and Expenses

The following table is intended to assist you in understanding the fees and expenses that you would bear directly and indirectly if you buy and hold Fund Shares. The expenses shown in the table below under “Estimated Annual Expenses” are based on estimated amounts for the Fund’s first full fiscal year of operations ended March 31, 2023, and assume that the Fund’s average net assets during the year equal $120 million. If the Fund’s average net assets for its first full fiscal year are less than $120 million, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Shares. There is no assurance that the Fund will sell sufficient Shares to have an average net asset value of $120 million during its first full fiscal year. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%
Estimated Annual Expenses (as a percentage of average net assets attributable to Shares)
Management Fees	2.50%
Marketing Expenses(2)	3.42%
Other Expenses(2)	1.59%
Acquired Fund Fees and Expenses(3)	0.08%
Total Annual Expenses	7.59%
Fee Waiver and/or Expense Reimbursement(4)	(1.61)%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	5.98%

(1)	A 2.00% early repurchase fee payable to the Fund applies to Shares tendered to and repurchased by the Fund within the first 185 days the shareholder held the Shares. This early repurchase fee is phased out over 545 days.

(2)	Marketing Expenses and Other Expenses are based on estimated amounts for the Fund’s first full fiscal year ending March 31, 2023. Marketing Expenses include, but are not limited to, all initial and ongoing Fund offering and marketing expenses of the Fund. Other Expenses include, but are not limited to, custody, transfer agency and administration, accounting, organizational, legal, and auditing fees of the Fund for its first full fiscal year.

(3)	Includes estimated fees and expenses of the Portfolio Funds in which the Fund expects to invest. The 0.08% figure shown as “Acquired Fund Fees and Expenses” reflects operating expenses of these Portfolio Funds—including management fees, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds—but does not include any performance based fees or allocations paid by Portfolio Funds that are calculated solely on realization and/or distributions of gains (e.g., so-called “carried interest”), or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. The Portfolio Funds in which the Fund expects to invest generally charge an annual management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation (the carried interest allocation is not reflected in the Acquired Fund Fees and Expenses figure provided above). The Acquired Fund Fees and Expenses disclosed above are based on historic returns of the types of Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s first full fiscal year ending March 31, 2023.

(4)	The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual Operating Expenses (which exclude any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 5.90% of the Fund’s average daily net assets. The Adviser is entitled to seek reimbursement from the Fund of management fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the Adviser, whichever is lower. This contractual expense limitation will remain in effect through the one-year anniversary of the date the Fund commences operations (which will be after the effective date of the Fund’s registration statement), unless the Board approves its earlier termination.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Each example assumes that you invest $1,000 in the Fund’s Shares, that your investment has a 5% annual return, and that all Fund dividends and distributions are reinvested in the Fund at NAV. Each example also assumes that the Fund’s operating expenses (as described and estimated above) remain the same, except that (i) only the first year of each period in each example takes into account the expense waiver and/or reimbursement described above, and (ii) each example reflects the reduction of Fund operating expenses upon completion of Fund organization expense amortization.

Although your actual costs may be higher or lower, based on these assumptions and assuming you hold all of your Shares at the end of each period, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$201	$336	$646

If, at the end of each period, your Shares are repurchased in full by the Fund, your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$201	$336	$646

These examples should not be considered representations of the Fund’s future expenses, and the Fund’s actual expenses may be greater or less than those shown. While the examples assume a 5% annual return, as required by the SEC, the Fund’s performance will vary and may result in an annual return greater or less than 5%.

For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Management – Investment Adviser and Management Contract” and “Fund Expenses.”

Financial Highlights

Because the Fund is newly formed and has not yet commenced operations as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act. The Fund is structured as an “interval fund” and continuously offers its Shares at NAV. The Fund was organized as a Delaware statutory trust on June 17, 2021, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s principal office is located at 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301.

Use of Proceeds

The Fund intends to invest the proceeds of the continuous offering of Shares, net of expenses (including Fund marketing costs and expenses), in accordance with the Fund’s investment objective and strategies as stated below. We anticipate that, due to nature of the private markets for the types of venture capital investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within two years after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies and prevailing market conditions.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund expects to invest a substantial portion of the proceeds of the offering in short-term, high quality debt securities, money market securities, cash or cash equivalents, which may impact returns. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds to meet operational needs and shareholder redemptions. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its investment strategies.

Investment Objective, Strategies, and Policies

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively-managed portfolio that provides investors with exposure to private, venture capital investments. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

Venture capital is characterized by equity investments in early- through growth-stage startup companies with high growth potential, often in the technology and healthcare sectors. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public.

Traditionally, venture capital investments have come largely from accredited “angel” investors or from venture capital firms where accredited investors and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, these venture capital funds are privately offered and limited to institutions and high-net-worth individuals.

The Fund is intended to offer all investors an opportunity to gain exposure to a broad range of global venture capital investment opportunities typically only available to institutional investors and high-net-worth individuals.

Investment Strategy

In seeking to achieve its investment objective, the Fund primarily will invest over time in the equity securities of start-up and early growth stage companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in these private investments both directly from the issuer, including through co-investing with unaffiliated venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows (such as upon the Fund’s launch) or otherwise for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or cash equivalents, liquid fixed-income securities and other credit instruments, publicly-traded equity securities, mutual funds, money market funds, and exchange-traded funds. Due to the nature of the private markets for the types of private equity investments in which the Fund will invest and factors such as the competitive nature of the business of identifying and structuring investments of the types contemplated by the Fund and the limited availability of attractive investment opportunities during certain market cycles, the Adviser expects that it may take up to two years for the Fund to be primarily invested in Portfolio Companies and Portfolio Funds.

The Fund’s long-term goal is to primarily make direct investments in select Portfolio Companies, where it would invest in a privately negotiated stake in the equity of the Portfolio Company. During the Fund’s initial ramp-up period, however, the Adviser anticipates that a greater portion of the Fund’s investments in Portfolio Companies and Portfolio Funds will be comprised of interests acquired from third party holders of these interests in secondary transactions.

The Fund will seek to invest across varying geographic regions (e.g., North America, Europe, Asia-Pacific, Australia, Africa, and Latin America) and industries, and target early stage and other high growth potential companies, and to a lesser extent late-stage or so-called “pre-IPO companies.” The allocation of the Fund’s assets to different strategies and regions will largely depend on the maturity and depth of the venture-backed market in the applicable strategy or region.

The Adviser expects to use a range of sources to identify Portfolio Companies and Portfolio Funds for investment. These sources are expected to include scout networks and unaffiliated venture capital investors with whom it has established relationships. Where appropriate, the Adviser will look for opportunities to invest in Portfolio Companies alongside these other venture capital investors.

The Fund will invest no more than 15% of its net assets in pooled investment vehicles that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (measured at the time of investment). The Adviser anticipates that all or substantially all of the Portfolio Funds in which the Fund will invest will rely on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, and thus the Fund will be limited in its ability to invest in Portfolio Funds.

The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques

Except as otherwise indicated and subject to the provisions of the Investment Company Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its shareholders.

Fundamental and Non-Fundamental Policies

The SAI contains a list of the fundamental (those that may not be changed without shareholder approval) and non-fundamental (those that may be changed by the Board without shareholder approval) policies of the Fund under the heading “Investment Objective and Policies.”

Illiquid Securities

The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the “Securities Act”)) and other securities that are not readily marketable. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities.

Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment, or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund. The risks described below are not, and are not intended to be, a complete enumeration or explanation of all of the risks involved in an investment in the Fund and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Risk Related to our Business and Structure

No Operating History. The Fund is a newly organized and has no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objective and that the value of any potential investment in Shares could decline substantially as a consequence.

The Fund’s Adviser is also newly organized, and this is the first fund managed by the Adviser.

Closed-End Fund; Limited Liquidity of Shares; Repurchase Offers Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund’ Shares are not listed for trading on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares, and you should not rely on any secondary market developing for the Shares. Shares are subject to substantial restrictions on transferability.

Although the Fund will be making semiannual offers to repurchase its Shares beginning in February 2023 (each such offer expected to be limited to no more than 5% of the Fund’s Shares), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of a repurchase offer being oversubscribed and subject to proration, may tender more Shares than they wish to have repurchased in a particular semiannual period, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. Such fluctuations may be exacerbated by currency fluctuations (to the extent the Fund invests in assets denominated in foreign currencies) and other developments. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders. Additionally, in certain instances, these repurchase offers may be suspended or postponed. See “Share Repurchases.”

Semiannual repurchases by the Fund of its Shares typically will be funded from available cash. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. The sale of Fund assets to satisfy repurchase requests may also result in higher short-term capital gains for taxable shareholders. Furthermore, diminution in the size of the Fund may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

Non-Diversified Status. The Fund is a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Reliance on the Adviser. The Fund has no employees, and instead depends on the investment expertise, skill, and network of business contacts of the Adviser. The Fund’s success depends to a significant extent on the continued service and coordination of the Adviser’s professionals. The departure of any of the Adviser’s professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve our investment objective depends on the Adviser’s ability to identify, analyze, invest in, and monitor companies and investments that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process and providing competent, attentive and efficient services to the Fund depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may be unable to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations. The Adviser is not required to devote its full time to the business of the Fund, and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund.

Offering Risk. To the extent the Fund is not able to raise sufficient funds through the sale of Shares, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Shares. In addition, because many of the Fund’s expenses are fixed, it is anticipated that shareholders will bear a larger proportionate share of Fund expenses if the Fund does not grow to a significant extent.

Use of Proceeds. The Adviser has significant flexibility in applying the proceeds of the continuous offering of the Fund’s Shares, and may use the net proceeds from this offering in ways with which you do not agree, or for purposes other than those contemplated at the time of this offering. There is no assurance that the Adviser will be able to successfully use the proceeds of this offering within the timeframe contemplated. The Adviser will also use the proceeds of this offering to pay the Fund’s organizational, offering, marketing, and operating expenses, which are substantial. These Fund expenses will lower the Fund’s returns. In addition, there is no guarantee that the Fund’s offering of Shares will be successful.

Competition for Investment Opportunities Risk. The Fund will be competing with other investment companies, investment funds (including private venture capital funds), and institutional investors in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical, and marketing resources than the Fund. Some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. The Fund may lose investment opportunities if it is unable to match its competitors’ pricing, terms, and structure. Furthermore, many competitors are not registered investment companies and are thus not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

While the Fund is currently the Adviser’s sole client, investment funds that the Adviser (or an affiliate of the Adviser) may advise in the future may invest in asset classes similar to those targeted by the Fund. As a result, the Adviser and/or its affiliates may face conflicts in allocating investment opportunities between the Fund and these other investment funds. For example, an investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including restrictions imposed by the Investment Company Act or the Fund. Should the Adviser (or an affiliate of the Adviser) advise other investment funds in the future that invest in asset classes similar to those targeted by the Fund, the Adviser intends to allocate investment opportunities to the Fund in a manner it deems to be fair and equitable over time. However, it is possible that over time the Fund would not be able to participate in certain investments made by affiliated investment funds that it might otherwise have desired to participate in.

Affiliation Risk. The Fund may be precluded from investing in certain Portfolio Companies and Portfolio Funds due to regulatory implications under the Investment Company Act or other laws, rules or regulations, or may be limited in the amount it can invest in the voting securities of a Portfolio Company or Portfolio Fund, in the size of the economic interest it can have in the company or fund, or in the scope of influence it is permitted to have in respect of the management of the company or fund. Should the Fund be required to treat a Portfolio Company or a Portfolio Fund in which it has invested as an “affiliated person” under the Investment Company Act, the Investment Company Act would impose a variety of restrictions on the Fund’s dealings with the Portfolio Company or Portfolio Fund. Moreover, these restrictions may arise as a result of investments by future clients of the Adviser or its affiliates in a Portfolio Company or Portfolio Fund. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable Portfolio Companies and Portfolio Funds for the Fund. The fact that many Portfolio Companies and Portfolio Funds may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

The Fund may hold its investment in a Portfolio Fund or a Portfolio Company in whole or in part in non-voting form in order to avoid being deemed to be an “affiliated person” of such Portfolio Fund or Portfolio Company within the meaning of the Investment Company Act. To the extent the Fund invests in non-voting securities or contractually waives the right to vote, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests, which may consequently adversely affect the Fund and its investors.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued and held on the Fund’s books at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or human error. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Adviser may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may trade with bid-offer spreads that may be significant. In addition, the Fund will hold privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. The Fund may need to liquidate certain investments, including illiquid investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining shareholders to the benefit of shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage shareholders whose Shares were accepted for repurchase to the benefit of remaining shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Determination of Net Asset Value.”

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund expects to sell additional Shares or other classes of Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the App, are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the App, the Adviser, or other Fund service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its shareholders could be negatively impacted.

Risks Related to Fund Investments

Venture Capital Investing Risks. While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. There generally will be little or no publicly available information regarding the status and prospects of Portfolio Companies. For example, Portfolio Companies will generally not be subject to SEC reporting requirements, will generally not be required to maintain accounting records in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and are generally not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the Portfolio Companies in which the Fund invests. Many investment decisions by the Adviser will be dependent upon the ability to obtain relevant information from non-public sources, and the Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify.

Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of the Fund’s investment. Portfolio Companies are also more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. At the time of the Fund’s investment, a Portfolio Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team, or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

The marketability and value of each Portfolio Company investment will depend upon many factors beyond the Adviser’s control. Portfolio Companies may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for startup and emerging growth companies is extremely volatile. Such volatility may adversely affect the development of Portfolio Companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by the Fund’s Portfolio Companies may vary dramatically from period to period. An otherwise successful Portfolio Company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a Portfolio Company effects a successful public offering, the Portfolio Company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Similarly, the receptiveness of potential acquirers to the Fund’s Portfolio Companies will vary over time and, even if a Portfolio Company investment is disposed of via a merger, consolidation or similar transaction, the Fund's stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any Portfolio Company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Following its initial investment in a given Portfolio Company, the Fund may decide to provide additional funds to such portfolio company or may have the opportunity or otherwise need to increase its investment in a Portfolio Company. There is no assurance that the Fund will have the opportunity to make follow-on investments, will make follow-on investments or will have sufficient available funds to make follow-on investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a Portfolio Company in need of such additional capital or may result in a lost opportunity for the Fund to increase its participation in a successful operation.

These same risks will also apply to the venture capital Portfolio Funds in which the Fund may invest.

Co-Investment Risk. It is anticipated that the Fund will co-invest in Portfolio Companies sourced by third party investors unaffiliated with either the Fund or its affiliates, such as private venture capital funds. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the Portfolio Company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors. In some cases, the Fund may pay fees such as placement fees, management fees, administrative fees and/or performance fees to venture capital fund sponsors in connection with a co-investment transaction in which the Fund participates, which fees would be in addition to the fees charged to the Fund by the Adviser and would be indirectly borne by investors in the Fund.

Private Company Risk. Investments in start-up and growth-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. Even if a company does issue shares in an initial public offering, initial public offerings are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Portfolio Fund Risks. Portfolio Funds are generally subject to the same risks described above with respect the Fund’s direct investments in Portfolio Companies. Additional risks also apply to the Fund’s investment in Portfolio Funds, including:

•	Illiquid Investments. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly.

•	Valuation Risk. Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund’s sponsor or manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund’s manager. A Portfolio Fund’s manager may face a conflict of interest in valuing such securities since their values may have an impact on the manager’s compensation. The Fund expects that most Portfolio Funds in which it will invest will require an annual independent audit of their financial statements, which includes testing of portfolio valuations made by the Portfolio Fund’s manager. The Adviser will review and perform due diligence on the valuation procedures used by each Portfolio Fund’s manager and monitor the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund managers. Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Shares.

•	Duplication of Fees. The Fund may pay asset-based fees and performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the management fee the Fund pays to the Adviser. Fund shareholders will indirectly bear their proportionate share of the expenses of the Portfolio Funds, in addition to their proportionate share of the expenses of the Fund. Thus, a Fund shareholder may be subject to higher operating expenses than if the shareholder invested in the Portfolio Funds directly. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for investment in Portfolio Funds.

•	Performance Fees. Performance-based fees charged by Portfolio Fund managers may create incentives for the Portfolio Fund managers to make risky investments, and may be payable by the Fund to a Portfolio Fund manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative.

•	Unregistered Funds and Managers. Portfolio Funds generally are not registered as investment companies under the Investment Company Act; therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the Investment Company Act. Portfolio Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Portfolio Funds managed by such Portfolio Fund managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

•	Limited Operating Histories. The Fund may invest in Portfolio Funds that have only limited operating histories.

•	Regulatory Limitations. There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Funds due to regulatory implications under the Investment Company Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Funds. For example, the Fund is required to disclose the names and current fair market value of its investments in Portfolio Funds on a periodic basis, and a Portfolio Fund may object to public disclosure concerning the Fund’s investment and the valuation of such investment. Furthermore, an investment by the Fund could cause the Fund and other funds managed or sub-advised by the Adviser to become affiliated persons of a Portfolio Fund under the Investment Company Act and prevent them from engaging in certain transactions. The Fund may forego certain voting rights with respect to the Portfolio Funds in an effort to avoid “affiliated person” status under the Investment Company Act. The Adviser may also refrain from including a Portfolio Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the Investment Company Act for the Fund and the Adviser’s other clients if such an investment was made. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations.

•	Limited Information. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its historical performance and business strategy, in most cases the Adviser will have little or no means of independently verifying this information. A Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•	In-Kind Distributions. The Fund may receive from a Portfolio Fund an in-kind distribution of securities that may be illiquid or difficult to value and difficult to dispose of.

•	Responding to Capital Calls. The Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund.

•	Investment Concentration. A Portfolio Fund may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•	Negative Returns. Portfolio Funds may have little or no near-term cash flow available to distribute to its investors, including the Fund. Due to the pattern of cash flows in Portfolio Funds and the illiquid nature of their investments, Investors typically will see negative returns in the early stages of Portfolio Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund’s investments are successful.

Although the Fund will be an investor in the Portfolio Funds, investors in the Fund will not themselves be equity holders of the Portfolio Funds and will not be entitled to enforce any rights directly against the Portfolio Funds or the Portfolio Fund managers, or assert claims directly against the Portfolio Funds, the Portfolio Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Portfolio Funds that may be available to the Fund as an investor in the Portfolio Funds.

Fixed-Income Securities Risk. The fixed-income securities in which the Fund may invest are generally subject to the following risks:

•	Interest Rate Risk. The market value of fixed income securities in which the Fund may invest can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

•	Credit Risk. The issuer of a fixed-income security may be unable or unwilling to make interest and/or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If this occurs, or is perceived as likely to occur, the value of the fixed-income security may fall significantly.

•	Maturity and Duration Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Publicly Traded Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Investment Companies Risks. For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may invest in securities of money market funds, mutual funds, and exchange-traded funds (“ETFs”). To the extent that the Fund invests in these other investment companies, there will be some duplication of expenses because the Fund will bear its pro rata portion of such funds’ management fees and operational expenses in addition to the Fund’s own management fees and operational expenses. There is no assurance that a money market fund’s, mutual fund’s, or ETF’s investment objectives will be achieved, and these investments can lose money.

Certain money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). Shares of ETFs trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Accordingly, the price the Fund pays or receives with respect to buying or selling an ETF’s shares may be higher or lower than the NAV of those shares.

Illiquid Investments and Restricted Securities Risk. The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Non-U.S. Investments Risk. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; and (vi) difficulties in enforcing legal judgements in foreign courts.

Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

In addition, settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Epidemics, Pandemics, and Public Health Issues. The Adviser’s business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by outbreaks of disease, epidemics and public health issues in in the United States and globally.

In particular, a respiratory disease caused by a novel coronavirus, or COVID-19, has spread and is currently spreading rapidly around the world since its initial emergence in December 2019. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Fund Management

Fund Board and Officers

The Fund’s Board of Trustees oversees the general conduct of the Fund’s business and represent the interests of Fund shareholders. The Board is comprised of four Trustees, and a majority of the Trustees are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act.

The Board periodically reviews the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. The Board also reviews the fees paid to the Adviser for its management services, as well as the overall level of the Fund’s operating expenses.

The name and business address of the Trustees and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Management Contract

The Board has retained the Adviser to be the Fund’s investment adviser and manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business. A discussion regarding the basis for the Board’s approval of the Fund’s management contract described below will be included in the Fund’s first report to shareholders. The Adviser is newly organized, and the Fund is the first investment portfolio managed by the Adviser.

The Adviser is wholly-owned by Sweater Inc., which is controlled by Jesse Randall. The Adviser’s address is 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301.

Under a management contract between the Fund and the Adviser, subject to such policies as the Board may determine, the Adviser furnishes and manages a continuous investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto, and places all orders for the purchase and sale of the Fund’s portfolio investments.

The Fund pays a management fee to the Adviser, computed and paid monthly, at an annual rate of 2.50% of the Fund’s average daily NAV (the “Management Fee”). As of the date of this prospectus, the Fund had not yet commenced investment operations and, therefore, had not yet paid any Management Fees to the Adviser.

The Adviser has contractually agreed, for at least one year following the date the Fund commences operations, to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 5.90% of the Fund’s average daily net assets. The Adviser may recoup amounts of its Management Fee waived and Fund expenses paid or reimbursed in certain circumstances. See “Fund Expenses—Expense Limitation Agreement” below for additional Information.

Portfolio Managers

The following officers of the Adviser are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title and Positions Held Over Past Five Years
Jesse K Randall	2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser since 2021. Trustee, President and Principal Executive Officer since 2022. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies, since 2016. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.
Chad Lewkowski	2022	Co-Founder, Chief Financial Officer and Chief Compliance Officer of the Adviser since 2021. Co-founder of Neat Capital, a fintech holding company, since 2015. Founder of Harpy Eagle Partners, LLC, a syndicate venture fund focused on early-stage companies, since 2017. Secretary of the Fund since 2022.

The SAI provides information about these individuals’ compensation, other accounts managed by them, and their ownership of Fund Shares.

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Fund or has the power to exercise control over the management or policies of the Fund. Because the Fund had not commenced operations as of the date of this prospectus, and except as noted below, the Fund does not know of any control persons of the Fund as of that date.

Sweater Inc., the Adviser’s parent company, has provided the initial investment in the Fund. Accordingly, as of the date of this prospectus, Sweater Inc. owns 100% of the Fund’s voting securities. For so long as Sweater Inc. continues to own more than 25% of the Fund’s voting securities, it may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public, Sweater Inc.’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Determination of Net Asset Value

The price of the Fund’s Shares is based on its NAV. The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities, divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”).

As discussed in further detail herein, although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

With respect to securities for which market values are not readily available, including securities of Portfolio Companies, Portfolio Funds, and other private investments, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in private securities, and has delegated to the Adviser general responsibility for the day-to-day oversight of the valuation of the Fund’s investments pursuant to the Valuation Procedures. As a general principle, the fair value of an asset should reflect the amount that the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Board or the Valuation Committee of the Board reviews certain fair valuation information at its regularly scheduled meetings and also reviews the Valuation Procedures periodically. The Adviser anticipates that a significant portion of the Fund’s net assets will be valued at fair value.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does ; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

With respect to the Fund’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board has approved a valuation process that takes into account a variety of inputs.

When determining the price for a Fair Value Asset, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination, and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s annual audited financial statements, which are prepared in accordance with U.S. GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under U.S. GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

In general, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Valuation of Portfolio Funds.

Generally. In valuing The Fund’s investments in Portfolio Funds, the Adviser, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arms’ length transaction. In general, the Adviser will rely primarily on any estimated or actual (as applicable) unaudited values provided by the Portfolio Fund’s manager or sponsor if such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets less such Portfolio Fund’s liabilities. The Adviser will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Adviser has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Adviser may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Adviser will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Fund’s interest in such Portfolio Fund. In circumstances where the Adviser determines to adjust the values reported by Portfolio Funds, or in circumstances where such Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Valued Assets”), such valuations will be subject to review and approval by the Valuation Committee as outlined in the Valuation Procedures.

The Fund generally expects that most Portfolio Funds in which it will invest will comply with U.S. GAAP and provide annual audited financial statements. In general, the Adviser will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value their assets under the Investment Company Act and pursuant to U.S. GAAP (as applicable) for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Adviser evaluates, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Adviser will also review any other information available to it, including reports by independent auditors, the Fund’s Administrator, and/or other third parties.

Portfolio Funds. Typically, the Fund expects to receive unaudited values from Portfolio Funds on a quarterly basis and audited values on an annual basis. In general, it is anticipated that such valuation information from these Portfolio Funds will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end. Therefore, the most recently provided valuation information from these Portfolio Funds for purposes of calculating the Fund’s NAV will typically be adjusted by the Adviser pursuant to the Valuation Procedures to estimate the fair value of the interests in such Portfolio Funds, as described below. In this respect, such Portfolio Fund valuations will be treated as Adjusted Fair Valued Assets. The Fund may, but is not required to, engage an independent third party valuation firm to assist to determine or to opine on the reasonableness of the adjusted value.

In general, prior to investing in any Portfolio Fund, and periodically thereafter, the Adviser’s due diligence process may include, but not be limited to: (1) review of such fund’s unaudited quarterly and audited annual financial statements and other investment reports for any indication of valuation issues; (2) discussions with such fund’s management regarding the status of its investment portfolios, which will be conducted on at least a quarterly basis; and/or (3) any other measures deemed appropriate under the circumstances.

In valuing Portfolio Fund investments held in the Fund’s portfolio, the Adviser will rely primarily on such unaudited valuation statements received from such funds, as indicated above. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is significantly earlier than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for (1) cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; (2) changes in the valuation of relevant indices; and (3) such other factors that the Adviser deems appropriate, including those set forth in greater detail below, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors).

Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth above and in the Valuation Procedures, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period—if provided by the Portfolio Fund—for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward, including, for example, any adjustments to the relevant indices discussed above.

Adjustments. Although the Valuation Procedures approved by the Board provide that the Adviser may, in certain circumstances, rely primarily on the valuations provided by the Portfolio Fund managers or their administrators, the Adviser will not be able to confirm independently the accuracy of any unaudited valuations provided thereby.

The valuations reported by the managers of the Portfolio Funds, upon which the Fund may in certain circumstances primarily rely in calculating its NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will calculate the Fund’s Share price for investors purchasing Shares, pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, or properly used by the Fund as a component of determining the fair value of their interest in that Portfolio Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing shareholder (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholder who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from managers or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to Share purchases.

Valuation of Certain Other Assets.

Equity Investments Traded on an Exchange. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If no bid or ask price is available on a Business Day, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by an independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Registered Funds. Shares of mutual funds (i.e., registered open-end funds), including money-market funds, are valued at their reported NAV. Shares of underlying registered exchange-traded closed-end funds or other registered ETFs will be valued at their most recent closing price.

Plan of Distribution and the Sweater App

This offering is being made directly by us, and we have not retained and do not intend to retain an underwriter, dealer manager, or broker dealer in connection with the offer and sale of the Shares offered pursuant to this prospectus. We market Fund Shares directly to investors via social media posts and other channels, which direct potential investors to the App, where investors may purchase Shares directly from the Fund.

Shares are available for purchase directly from the Fund exclusively through the App. The App is owned and operated by Sweater Inc., the Adviser’s parent company. The App is free to download and use, and is available through the Apple App Store and Google Play Store. The Fund will not pay Sweater Inc. any fee or other remuneration for use of the App by the Fund and its shareholders.

The minimum initial investment for Fund Shares is $500, with a $50 minimum for subsequent investments. The Fund may waive or change these investment minimums in the future.

Getting Started – Opening an Account

If you are a new investor, you will need to open an account with the Fund through the App before you may purchase Shares. To open a new account, you will first need to download the App from the Apple App Store or Google Play Store. The App is free to download and use.

The App will provide step-by-step instructions to open and fund a new account, and this application process is completed entirely through the App. As part of this process, and prior to opening your account, the Fund will collect certain information from you through the App in accordance with its anti-money laundering and know-your-customer policies and procedures.

You will need to link one of your bank accounts to your App account in order to complete your account and purchase Shares. Share purchases will be funded through electronic funds transfer from your linked bank account. The Fund, through the App, will not accept cash, credit card convenience checks, prepaid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase Shares. The service provider Sweater Inc. has retained to process electronic transfers from your bank account will charge you a fee for these transfers. Please see the information provided in the App for additional information about this fee.

The Fund will also use electronic funds transfer to transfer any redemption proceeds. In addition, if you elect to receive dividends in cash, the Fund will transfer any Fund dividends through electronic funds transfer. In each case, prior to sending any redemption proceeds or cash dividends, we may ask you to confirm your bank account information through the App.

The App will keep your bank information on file for future purchases and redemptions (and for payment of dividends if you elect to receive dividends in cash). When you open a Fund account through the App and purchase Shares, it does not create a checking or other bank account relationship with the Fund or any bank.

Purchasing Shares

Once we have opened your account, including confirming that you have linked your bank account through the App, you may use the App to submit orders to purchase Shares at any time. To make a same day investment, your order via the App must be received and accepted by us prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Share purchase requests will be processed at the NAV next calculated after we accept your purchase request. Fund Shares may only be purchased through the App.

Please note that the Fund may stop offering Shares completely or may offer Shares only on a limited basis, for a period of time or permanently. The Fund may also restrict, reject, or cancel purchase orders. When you buy Shares, it does not create a checking or other bank account relationship with the Fund or any bank. The service provider Sweater Inc. has retained to process electronic transfers from your bank account will charge you a fee for these transfers. Please see the information provided in the App for additional information about this fee.

Automatic Investment Program – Subsequent Investments

Shareholders may participate in the Fund’s automatic investment program, an investment program that automatically moves money from a shareholder’s bank account and invests it in the Fund through the use of monthly electronic funds transfers. Under this program, a shareholder can pre-authorize monthly transfers from the shareholder’s bank account of a fixed amount to purchase Shares at the NAV next calculated after we receive the funds. The minimum monthly automatic transfer amount is $50.

You will be invited to establish an automatic investment program as part of opening your Fund account through the App. If you are an existing shareholder, you may establish a new automatic investment program, or modify your existing automatic investment program, at any time through logging into your App account and following the step-by-step instructions.

Additional Information about the App

Through the App you will be able to obtain or view your account information, access Fund shareholder reports and NAV information, view certain Fund holdings information, buy Fund Shares, establish an automatic investment program, and submit redemption requests.

When registering to open an account through the App, you will be asked to accept the terms of an online agreement(s), create a user profile and establish a password for online services. You will be automatically enrolled for electronic delivery of your Fund shareholder documents. This will allow you to receive electronic delivery (through the App) of the Fund’s prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and certain other Fund notices and information. Paper copies of shareholder documents may be requested by shareholders by calling us toll-free at 1-888-577-7987 or by emailing us at support@sweaterventures.com. Using the App means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we and our agents follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information and also may record calls. We will refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g., through the App, email, chat, text messaging), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. You should invest in the Fund only money that it can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, please consider carefully of how the Fund’s investment strategies fit into your overall investment portfolios, because the Fund is not designed to be, by itself, a well-balanced investment program for any particular investor.

The Fund’s Shares should be considered an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund, and will only offer to redeem a limited portion of its Shares twice a year. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor should you rely on a secondary market developing in the future. However, limited liquidity may be available through the semiannual Share repurchase offers described in this Prospectus.

Share Repurchases

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted a fundamental policy—which cannot be changed without shareholder approval—requiring it to offer to repurchase 5% of the Fund’s Shares at NAV every six months, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). All requests to repurchases Shares must be submitted through the App.

Repurchase Dates

The Fund expects to commence Share repurchases in the first quarter of 2023, with the initial Repurchase Request Deadline—i.e., the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer—occurring in February 2023, and the Repurchase Offer Notice (defined below) being sent to shareholders in January 2023. The Fund expects the second Repurchase Request Deadline to occur in August 2023, and thereafter that Repurchase Request Deadlines will occur in February and August of each year.

Repurchase Offer Notices

For each repurchase offer, the Fund will send, at least 21 days before the Repurchase Request Deadline, a written notice (which is currently expected to be sent through the App and/or by email, to the extent permitted by law and subject to rights shareholders may have to elect to receive certain reports and notices in paper) (the “Repurchase Offer Notice”) to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase (expected to be 5% for each repurchase offer);

•	The Repurchase Request Deadline—i.e., the date on which a shareholder’s repurchase request is due;

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”);

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase;

•	The NAV of the Shares as of a date no more than seven days before the date of the Repurchase Offer Notice;

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline; and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

The App will provide instructions for submitting repurchase requests. All requests to repurchases Shares must be submitted through the App at or prior to the applicable Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request through the App in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted to the Fund in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next Business Day, if the 14th day is not a Business Day). Payment for all Shares repurchased pursuant to these offers will be made not later than seven days after the Repurchase Pricing Date, and will typically be sent by electronic funds transfer to the bank account you have linked through the App (although we may ask you to confirm your bank account information through the App before sending any redemption proceeds).

The Fund’s NAV per Share may change materially between the date a Repurchase Offer Notice is issued and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates its NAV is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain more recent NAV information through the App.

Early Repurchase Fee (for those holding Shares less than 545 days)

If you tender Shares and the Fund repurchases the Shares within 545 days (approximately 18 months) following the purchase date, you will generally pay an early repurchase fee according to the following schedule:

Days after purchase	185	365	545	546 or more
Early repurchase fee	2.0%	1.5%	0.5%	0.0%

The early repurchase fee will be based on the value of the Shares redeemed and will be deducted from (and thus reduce) the repurchase proceeds. Shares held longest will be treated as being repurchased first, and Shares held shortest will be treated as repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for more than 545 days are not subject to any repurchase fee.

Repurchase fees are paid to the Fund directly and are intended to offset costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares. The Fund may modify the amount of a repurchase fee (but not increase it beyond 2.0%), or the time period for which a repurchase fee applies, at any time. In addition, the Fund may waive an early repurchase fee otherwise payable by a shareholder in circumstances where the Board determines that doing so is in the best interests of the Fund.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Fund shareholders. Any such suspension would require the approval of a majority of the Board (including a majority of the trustees who are not “interested persons” of the Fund) in accordance with Rule 23c-3 of the Investment Company Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal operations.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase date, increasing the likelihood of proration.

There is no assurance that you will be able to have your Shares repurchased when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes a Repurchase Offer Notice until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer (expected to be 5%). The Fund may be required to liquidate investments, including at a time when it may not be advantageous to do so, in order to meet these liquidity requirements, which could cause the Fund to realize losses. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

Minimum Account Balance

If you tender some but not all of your Shares for repurchase, you will be required to maintain a minimum Fund account balance of $500 after giving effect to the repurchase. If the value of your Fund account falls below $500 as a result of you tendering a portion of your Shares for repurchase, the Fund may repurchase all of your remaining Shares at any time without notice and send you the proceeds. You may incur a tax liability as a result of the Fund repurchasing your Shares.

The Board may change this account minimum balance requirement from time to time, or waive this minimum in whole or in part.

Borrowing

The Fund is permitted to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from shareholders pursuant to the semiannual repurchase offers and otherwise to provide the Fund with temporary liquidity.

The amount that the Fund may borrow will be limited by the provisions of Section 18 of the Investment Company Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the Investment Company Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the Investment Company) of at least 300%. If the Fund does borrow, interest on the amount borrowed by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Distributions

Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders (subject to the Fund’s dividend reinvestment plan, as described below) once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Sweater Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175. Such written notice must be received by the Administrator at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Administrator, on the shareholder’s behalf, will receive additional authorized Shares from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share as of the date of such distribution.

The Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records.

Neither the Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters” below for additional information.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to, and additional information may be obtained from, the Administrator at Sweater Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

If you elect to receive dividends in cash (as described above), the Fund will typically transfer any Fund dividends through electronic funds transfer to the bank account you have linked to your Fund account through the App (although we may ask you to confirm your bank account information through the App before sending any cash dividends).

Description of Shares

The Fund is a statutory trust organized under the laws of the State of Delaware. The Fund is authorized to issue an unlimited number of Shares.

The Fund currently offers one class of Shares. All such Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Except as permitted by the Fund’s interval structure, no shareholders have the right to require repurchase of any Shares by the Fund or to tender shares to the Fund for repurchase. See the section “Share Repurchases” above. The Fund’s Agreement and Declaration of Trust provides that the Board may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board does not have current plans to offer additional classes of Fund Shares, but may in the future.

Each whole Share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund may be terminated at any time by the action of a majority of the Trustees without shareholder vote or consent. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, shareholders are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the Shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Fund’s Declaration of Trust and Bylaws, each as amended, both of which are on file with the SEC.

Fund Expenses

Fund Expenses

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. In addition to the Management Fee paid by the Fund to the Adviser, Fund expenses include, but are not limited to: (i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) Fund costs of borrowings; (ix) costs of any third parties retained to provide services to the Fund, including costs and fees of the Fund’s Administrator, Custodian, independent registered public accounting firm, and legal counsel; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xvi) expenses of printing and mailing Fund prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xviii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. The Fund may need to sell Fund investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

As of February 7, 2022, the Fund has incurred approximately $198,100 in expenses in connection with the Fund’s organization and approximately $144,350 in offering expenses, and the Fund anticipates incurring additional organizational and offering expenses prior to its launch. The Fund’s expenses incurred and to be incurred in connection with the initial offering of its Shares will be amortized by the Fund over the 12-month period beginning on the date the Fund first accepts outside investors. Thereafter, the Fund will also bear directly certain ongoing offering and marketing costs associated with its planned continuous Share offering, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or by Fund shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

The Adviser will bear all of its own ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties to the Fund, and the salaries or other compensation of the employees of the Adviser.

Expense Limitation Agreement

The Fund has entered into an Expense Limitation Agreement pursuant to which the Adviser has agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the Adviser, whichever is lower.

This contractual expense limitation will remain in effect through the one-year anniversary of the date the Fund commences operations (which will be after the effective date of the Fund’s registration statement), unless terminated earlier by the Fund’s Board upon not less than 30 days’ written notice to the Adviser.

Tax Matters

The following is a brief summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Fund Shares. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in Shares. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold Fund Shares as capital assets (within the meaning of the Code). This summary is based on the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Fund Shares who is for U.S. federal income tax purposes:

●	A citizen or individual resident of the United States;

●	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of Fund Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to an investor of an investment in Fund Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Registered Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund would generally not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally Fund ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If the Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income that it distributes (or is deemed to distribute) to Fund shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income, unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year, and (iii) any income and gains recognized, but not distributed, from previous years on which the Fund paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

(i)	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”); and

(ii)	diversify its holdings so that, at the end of each quarter of the taxable year,

a.	at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and

b.	not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code) (the “Diversification Tests”).

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement even though the Fund will not have received a corresponding cash payment. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy distribution requirements, although it does not currently intend to do so. The Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’ status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the Investment Company Act, the Fund is not permitted to make distributions to its shareholders while Fund debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited from making distributions, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain Fund investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The Adviser will monitor Fund transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

The Fund may invest a significant portion of its assets in Portfolio Companies and Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes. As a result, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Company or Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in the Portfolio Companies and Portfolio Funds, when it is disadvantageous to do so in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax. Portfolio Companies and Portfolio Fund classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% Income Test described above. In order to meet the 90% Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of the income of such a Portfolio Company or Portfolio Fund until such income has been earned by the Portfolio Company or Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% Income Test.

It may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Companies or Portfolio Funds that are classified as partnerships for federal income tax purposes. In the event that the Fund believes that it is possible that it will fail the Diversification Tests at the end of any quarter of a taxable year, it may seek to take certain actions to avert this failure, including by acquiring additional investments to come into compliance with the Diversification Tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Company or Portfolio Fund that limit use of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Companies or Portfolio Funds that would otherwise be consistent with the Fund’s investment strategy or could require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

It is possible that the Fund may invest in non-U.S. entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If the Fund acquires shares in a PFIC, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year Fund shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in Fund income. Under either election, the Fund may be required to recognize in a year income in excess of our distributions from PFICs and Fund proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to the Fund in the same taxable year to which the income is included in Fund income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if the Fund does not receive distributions from the QEF during such taxable year. The IRS and U.S. Treasury Department have issued regulations that provide that as long as the required income inclusion from a QEF is derived with respect to a RIC’s business of investing in stocks, securities, or currencies, the amount will be treated as “good income” for purposes of the 90% Income Test, even if not distributed by the QEF. Therefore, based on these regulations, the Fund should not need to plan for distributions from a QEF to be assured the required income inclusions will be treated as “good income” for purposes of the 90% Income Test. Even though “good income” from a QEF may not be accompanied by a corresponding distribution, the Fund would still be required to take such an income inclusion into account in determining the amount the Fund must distribute in order to satisfy the Annual Distribution Requirement and Excise Tax Avoidance Requirement.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Holder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Holders. A “U.S. Holder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. The IRS and U.S. Treasury Department have issued regulations that provide that as long as the required income inclusion from a CFC is derived with respect to a RIC’s business of investing in stocks, securities, or currencies, the amount will be treated as “good income” for purposes of the 90% Income Test, even if not distributed by the CFC. If the Fund is treated as receiving a deemed distribution from a CFC (which will be treated as “good income” for purposes of the 90% Income Test), the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to Fund shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Fund distributions generally are taxable to U.S. shareholders as either dividend income or capital gains. Distributions of Fund “investment company taxable income” (which is, generally, Fund net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of Fund net capital gains (which is generally Fund realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the U.S. shareholder.

The Fund may elect to retain any net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to Fund shareholders who will be treated as if each shareholder received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for Fund Shares held by an amount equal to the deemed distribution less the tax credit.

The Fund does not expect that special share distributions that it pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Fund stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the Shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. See “Income from Repurchases of Shares – U.S. Shareholders” below for additional information.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Shares (unless the Shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in Fund Shares should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Shares.

To the extent the Fund is not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of the Fund’s “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, Fund Shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include shareholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary U.S. Treasury regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, trustees’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required shareholders communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in Fund Shares.

The Fund may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in Fund Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Fund Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in Shares.

Distributions of Fund investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Fund Shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of Fund dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of Fund net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in Fund Shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of Shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Fund Shares.

Income from Repurchases of Shares – U.S. Shareholders

Generally

A U.S. shareholder who participates in a repurchase of Shares will, depending on such U.S. shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment

Generally, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that the U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Fund Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders desiring to satisfy the “complete termination” test through waiver of attribution should consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by the U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by the U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by the shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs of the Fund will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Fund Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and those Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment

If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the shareholder of a dividend, the shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder: (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances. No portion of any dividend is expected to be eligible for the dividends received deduction.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other Fund shareholders, including any non-tendering shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult with their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Failure to Qualify as a RIC

If the Fund fails to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, the Fund would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Fund would not be able to deduct distributions to its shareholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to Fund shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, the Fund’s corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; the Fund’s non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of its previously undistributed earnings attributable to the period that the Fund failed to qualify as a RIC by the end of the first year that the Fund intends to requalify as a RIC. If the Fund fails to requalify as a RIC for a period greater than two taxable years, the Fund may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Certain ERISA Matters

Because the Fund is registered as an investment company under the Investment Company Act, the Fund’s assets will not be considered to be “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and neither the Adviser nor the Trustees will be considered fiduciaries of any shareholder under ERISA.

Certain Fund Service Providers

Administrator

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (the Administrator) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services (including computing the Fund’s NAV) and assisting the Fund with regulatory filings, tax compliance and other oversight activities. The Administrator also serves as the Fund’s dividend reinvestment agent pursuant to the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan” above.

In consideration for these services, the Fund pays the Administrator tiered fees based on the NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.

The Administrator’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212.

Custodian

UMB Bank, N.A. serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the UMB Bank, N.A. or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank, N.A.’s principal business address is 928 Grand Blvd., 10th Floor Kansas City, Missouri 64106.

Independent Registered Public Accounting Firm

RSM US LLP, located at 555 17th St., Suite 1200, Denver, Colorado 80202, is the Fund’s independent registered public accounting firm and is expected to render an opinion annually on the financial statements of the Fund.

Legal Counsel

Greenberg Traurig, LLP, located at 77 West Wacker Drive, Suite 3100, Chicago, Illinois 60601, acts as legal counsel to the Fund.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Subject to completion, dated March 11, 2022

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Sweater Cashmere Fund

STATEMENT OF ADDITIONAL INFORMATION

March 11, 2022

This Statement of Additional Information (“SAI”) of Sweater Cashmere Fund (the “Fund”) is not a prospectus. You should be read this SAI in conjunction with the Fund’s prospectus, dated March 11, 2022 (as revised from time to time), prior to purchasing Fund shares.

A free copy of the Fund’s current prospectus is available through the Sweater mobile application, which is available for download through the Apple App Store and Google Play Store. You can also obtain a free copy of the Fund’s prospectus by calling us toll-free at 1-888-577-7987 or by visiting the Fund’s website at www.sweaterventures.com/cashmerefund. The Fund’s prospectus and other information about the Fund is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Fund’s prospectus. References in this SAI to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

Table of Contents

General Information and History	3
Investment Objective and Policies	3
Fundamental Policies	3
Non-Fundamental Policies	5
Management of the Fund	5
Trustees and Officers	6
Board Leadership and Structure	7
Standing Committees	8
Trustee Qualifications	8
Trustee Ownership of Fund Shares	9
Trustee Compensation	9
Contacting the Fund’s Trustees	9
Indemnification of Trustees and Officers	9
The Fund’s Adviser	9
Management Contract	9
Management Fee	10
Portfolio Management	11
Code of Ethics	11
Proxy Voting Policies	11
Fund Expenses	12
Portfolio Transactions and Brokerage	13
Control Persons and Principal Shareholders	13
Independent Registered Public Accounting Firm and Financial Statements	13
Appendix A – Adviser Proxy Voting Policies and Procedures	A-1
Appendix B – Financial Statements	B-1

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General Information and History

The Fund is registered under the Investment Company Act as a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund was organized as a Delaware statutory trust on June 17, 2021, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history.

The Fund currently offers one class of shares of beneficial interest in the Fund (“Shares”). The Fund may offer additional Share classes in the future, subject to obtaining an exemptive order from the SEC. The Fund may suspend its offering of Shares at any time and may refuse any order to purchase Shares.

Each Share has one vote, with fractional Shares voting proportionally. The Shares are not listed on any securities exchange, there is currently no secondary market for the Shares, and potential shareholders should not rely on a secondary market developing in the future for the Shares. Shareholders will not have the right to redeem their Shares. However, as described in the prospectus, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s Board of Trustees (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s management and operations. Sweater Industries LLC is the Fund’s investment adviser (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective and principal investment strategies, along with the principal risks associated with these investment strategies, are set forth in the Fund’s prospectus. Certain additional information regarding the Fund’s investment program is set forth below.

Fundamental Policies

As fundamental investment policies, which may not be changed without the “vote of a majority of the outstanding voting securities” (discussed below), the Fund may not and will not:

1.	Concentrate its investments in a particular industry, as “concentrate” is used in the Investment Company Act. This investment restriction does not apply to investments by the Fund in Portfolio Funds (as defined in the prospectus). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

2.	Borrow money, except to the extent permitted by the Investment Company Act.

3.	Issue senior securities, except to the extent permitted by the Investment Company Act;

4.	Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under certain federal securities laws.

5.	Make loans to the extent prohibited by the Investment Company Act.

6.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments (including interests in Portfolio Funds).

7.	Engage in short sales, purchases on margin and the writing of put and call options to the extent prohibited by the Investment Company Act.

8.	Purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

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In addition, as a fundamental policy, the Fund will offer to repurchase between 5% and 25% of its outstanding Shares at net asset value every six months, with the first such repurchase occurring in February 2023, unless suspended or postponed in accordance with Rule 23c-3 under the Investment Company Act, as may be amended from time to time. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the prospectus), or the next business day if the 14th day is not a business day.

The Investment Company Act provides that a “vote of a majority of the outstanding voting securities” of an investment company means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the investment company, or (2) 67% or more of the investment company’s shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

Important Notations Regarding the Fund’s Fundamental Policies. The following notations are not considered to be part of the Fund’s fundamental policies and, therefore, are subject to change without shareholder approval.

With respect to the Fund’s fundamental policy regarding industry concentration (policy #1, above), the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) constitutes concentration. The policy set forth in #1 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The Fund does not apply this policy restriction to (a) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (b) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. For purposes of determining an issuer’s industry classification, the Adviser determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, which may include relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in Fund shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories. This policy also will be interpreted to give broad authority to the Adviser as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in policy #2 above, the Investment Company Act, including the rules and regulations thereunder, generally prohibits the Fund from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. The policy in #2 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and interpretations by the SEC and its staff, and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act and interpretations by the SEC and its staff. Under the Investment Company Act, the Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For purposes of the Fund’s fundamental policies, all percentage limitations on investments will apply at the time of the making of an investment, and will not be deemed violated unless an excess or deficiency occurs immediately after and as a result of such investment.

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Non-Fundamental Policies

As a non-fundamental investment policy, which may be changed by the Board without shareholder approval, the Fund will invest no more than 15% of its net assets in pooled investment vehicles, including other venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (collectively, “Private Funds”). This 15% limitation will apply at the time the Fund makes a commitment to invest in a Private Fund, will assume that the full commitment amount has been invested in the applicable Private Fund, and will not be deemed violated unless the Fund exceeds the 15% limitation immediately after and as a result of such commitment.

The Adviser anticipates that all or nearly all of the Portfolio Funds in which the Fund may invest will be Private Funds subject to this 15% restriction. The Fund has adopted this non-fundamental policy because the SEC staff has taken the position that registered closed-end funds that invest more than 15% of their net assets in Private Funds must be limited to “accredited investors” (as that term is defined under Regulation D adopted under the Securities Act of 1933). Should the SEC staff change its position on this matter in the future, the Fund may request that the Board modify or remove this non-fundamental investment restriction.

In addition, the Fund’s investment objective is non-fundamental, and may be changed by the Board without shareholder approval.

Management of the Fund

The business and affairs of the Fund are managed under the direction of the Fund’s Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the members of the Board are and will be persons who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”) of the Fund or the Fund’s Adviser. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. Subject to the provisions of Delaware law and the Fund’s Agreement and Declaration of Trust, the Trustees will have all powers necessary and convenient to carry out this responsibility.

Trustees and Officers

The charts below identify the Fund’s Trustees and officers as of the date of this SAI. The address of each Trustee and Fund officer is 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301.

Name, Year of Birth, Position(s) held with the Fund, and Length of Service[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Independent Trustees
Jonathan Stanley Bellish (Born 1986), Trustee and Chair of the Board of Trustees since 2022	Executive Director and Chief Operating Officer of One Earth Future Foundation, an incubator of innovative peacebuilding programs. Previously served as Vice President, Strategy (from 2018 – 2021) and as Director, Future Labs (2017 – 2018) of One Earth Future Foundation.	1	None
William Benjamin Hadley (Born 1970), Trustee since 2022	General Manager of Auctane, Inc., a logistics software company. Owner of Hadley Corporate Development, Inc., an M&A and business development consultancy. From 2014 to 2020, Senior Vice President Business Development of Cooley LLP, a law firm.	1	None
Meredith EW Parfet (Born 1977), Trustee since 2022	Founder and Chief Executive Officer of Ravenyard Group, a crisis management and communications company. President of Denali Venture Philanthropy LLC, an impact investment organization. From 2015 to 2019, Chief Operating Officer of Jumar Management, LLC (and certain of its affiliates), an asset management firm.	1	None
Interested Trustee
Jesse K Randall[3] (Born 1983), Trustee, President and Principal Executive Officer since 2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.	1	None

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[1]	Each Trustee serves for an indefinite term, until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office.

[2]	The “Fund Complex” consists of the Fund only.

[3]	Mr. Randall is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the Investment Company Act) based on his positions with the Adviser and its parent company, Sweater Inc., and because he is an owner of Sweater Inc.

Additional Officers of the Fund

Name, Year of Birth, Position(s) Held with Fund	Length of Service with the Fund	Principal Occupation(s) During the Past 5 Years
Marcie McVeigh (Born 1979), Treasurer and Principal Financial Officer	Since 2022	Director of CFO Services, Pine Advisor Solutions, a third-party CFO and compliance firm. Chief Financial Officer and Treasurer, Kelly Strategic ETF Trust. Assistant Treasurer, Bow River Capital Evergreen Fund. Assistant Treasurer, Primark Private Equity Investments Fund. Assistant Treasurer, Destra Capital Management Fund Complex. From 2019 to 2020, Assistant Vice President, Brown Brothers Harriman. From 2011 to 2018, Senior Financial Reporting Specialist, American Century Investments.
Chad Lewkowski (Born 1977), Secretary	Since 2022	Co-Founder, Chief Financial Officer and Chief Compliance Officer of the Adviser. Co-Founder of Neat Capital, a fintech holding company.
Brian Thomas MacKenzie (Born 1980), Chief Compliance Officer	Since 2022	Director, Pine Advisor Solutions. From 2018 to 2022, Head of Portfolio Surveillance and Reporting, Janus Henderson Investors. From 2006 to 2018, Vice President, Brown Brothers Harriman.

Board Leadership and Structure

The Board is currently comprised of four Trustees, three of whom are Independent Trustees, which means they are not interested persons of the Fund or of the Fund’s Adviser. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently services as Chair of the Board.

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The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Fund: an Audit Committee, a Nomination and Compensation Committee, and a Valuation Committee. The scope of each committee’s responsibilities is discussed in greater detail below. Each Committee is chaired by an Independent Trustee.

The Board has determined that this committee structure allows it to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s Adviser, the Board regularly receives reports regarding Fund investment risks and compliance risks. The Board’s committee structure allows its separate committees to focus on different aspects of these risks and their potential impact on the Fund, and to discuss with the Fund’s Adviser how it monitors and controls such risks. The Board has adopted a written charter for each Committee. The Board reviews its leadership and committee structure periodically, and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Standing Committees

The Board has established the following three standing committees:

•	Audit Committee. The Audit Committee’s responsibilities include, but are not limited to, assisting the Board’s oversight of the preparation of the Fund’s financial statements and internal audit functions, and evaluating and reviewing all matters pertaining to the Fund’s independent auditors, including their independence. The Committee discharges this oversite by meeting periodically with the Fund’s management and with the Fund’s independent auditors, and by keeping current on industry developments.

The Committee is comprised of the Fund’s three Independent Trustees. Ms. Parfet currently serves as Chair of the Committee.

•	Nomination and Compensation Committee. The Nomination and Compensation Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as Trustees on the Board; (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created, and/or in contemplation of a shareholders’ meeting at which one or more Trustees are to be elected; (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval; and (iv) considering and evaluating nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Shareholders who wish to recommend a nominee to serve as a Trustee on the Board should send nominations to the Secretary of the Fund. Shareholder nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Fund shareholders. The Committee may also request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Committee will consider nomination recommendations by Fund shareholders for up to one year from receipt.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Fund to Board members.

The Committee is comprised of the Fund’s three Independent Trustees. Mr. Bellish currently serves as Chair of the Committee.

•	Valuation Committee. The Valuation Committee oversees the valuation of assets of the Fund and reviews the Funds’ policies and procedures for achieving accurate and timely pricing of Fund Shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by the Adviser or other designated agents of the Fund. The Committee also oversees the correction of occasional pricing errors.

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The current members of the Committee are Messrs. Hadley (Independent Trustee and Chair of the Committee) and Randall (Trustee), and Ms. McVeigh (Treasurer and Principal Financial Officer). The Fund’s Chief Compliance Officer, Mr. MacKenzie, acts as an advisor to the Valuation Committee as a non-voting Committee member.

Trustee Qualifications

The Board has determined that each Trustee is qualified to serve as a Trustee of the Fund, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the table above and those summarized below. Among the Qualifications common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other Fund service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his or her duties effectively has been attained through the individual’s business and professional experience and accomplishments and the individual’s educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

The following is a brief summary of Qualifications of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

•	Jonathan Stanley Bellish – Mr. Bellish’s experience working with various small businesses, experience as Executive Officer and Chief Operating Officer of a global non-profit, and training as an attorney.

•	William Benjamin Hadley – Mr. Hadley’s operations, corporate development, business development and legal experience.

•	Meredith EW Parfet – Ms. Parfet’s experience working with various asset management firms, including as President, Chief Operating Officer, Chief Compliance Officer, Advisory Board Member, and consultant, and experience with projects in private debt, public securities, venture capital, long-short funds, and real estate.

•	Jesse K Randall – Mr. Randall’s experience as Chief Executive Officer of the Adviser and experience working with startup companies.

Trustee Ownership of Fund Shares

The table below shows the dollar range of Fund Shares owned by each Trustee as of December 31, 2021.

Name of Trustee	Dollar Range of Fund Shares Owned[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies[1,2]

Independent Trustees
Jonathan Stanley Bellish	None	None
William Benjamin Hadley	None	None
Meredith EW Parfet	None	None
Interested Trustee
Jesse K Randall	None	None

[1]	The Fund had not yet commenced operations as of December 31, 2021.

[2]	The “Family of Investment Companies” consists of the Fund only.

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Trustee Compensation

The Fund pays each Independent Trustee an annual retainer of $25,000, which includes compensation for all regular and special Board and Committee meetings. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund.

Mr. Randall, the Fund’s sole Interested Trustee, receive no compensation from the Fund for his services.

The table below provides information regarding compensation that the Fund expects to pay to each Independent Trustee during the Fund’s first full fiscal year ending March 31, 2023.

Name of Independent Trustee	Aggregate Compensation from the Fund[1]	Total Compensation from Fund and Fund Complex Paid to Trustees[1]
Jonathan Stanley Bellish	$25,000	$25,000
William Benjamin Hadley	$25,000	$25,000
Meredith EW Parfet	$25,000	$25,000

[1]	The “Family of Investment Companies” consists of the Fund only.

Contacting the Fund’s Trustees

Fund shareholders desiring to send communications to the Board (or to individual Trustees) should address their correspondence to:

The Sweater Cashmere Fund Trustees

4900 Nautilus Court N, Suite 220

Boulder, Colorado 80301

Indemnification of Trustees and Officers

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Fund’s Adviser

Sweater Industries LLC (the Adviser) serves as the Fund’s investment adviser. The Adviser was formed in July 2021 and is located at 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301.

The Adviser is a wholly-owned subsidiary of Sweater Inc., which is controlled by Jesse Randall.

Mr. Randall and the officers of the Fund who are also officers or employees of the Adviser and its affiliates will benefit from the management fees paid by the Fund.

Management Contract

Under a Management Contract between the Fund and the Adviser that was approved by the Board, the Adviser furnishes and manages a continuous investment program for the Fund. In this regard, and subject to the supervision of the Board, the Adviser is responsible for (i) developing, implementing and supervising the investment program of the Fund and the composition of its portfolio; (ii) determining the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith; and (iii) arranging for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund. Subject to the control of the Board, and except for the functions carried out by Fund officers, the Adviser also manages, supervises, and conducts the other affairs and business of the Fund and matters incidental thereto.

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The Management Contract sets the fees the Fund pays to the Adviser, describes the expenses that the Fund is responsible to pay to conduct its business, and provides for the Fund to reimburse the Adviser for any third-party charges and out-of-pocked expenses that the Adviser pays that would be the responsibility of the Fund under the Management Contract (unless such reimbursement is waived by the Adviser). For additional information about the expenses borne by the Fund, please see the “Fund Expenses” section of this SAI.

The Management Contract provides that the Adviser will not be liable to the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund, except a loss resulting from a breach of the Adviser’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Contract. The Management Contract also provides for the Fund to indemnify the Adviser (including any member, director, officer, or employee of the Adviser, and certain of their affiliates), to the fullest extent permitted by law, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence, or from reckless disregard by such party of its duties to the Fund. The Management Contract provides that the rights of indemnification provided therein shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law.

The Management Contract provides for an initial one-year term, and will continue in effect thereafter only so long as its continuance is approved at least annually by vote of either the Board or of Fund shareholders and, in either case, by a vote of a majority of the Independent Trustees. The Management Contract may be terminated at any time, without penalty, by vote of the Board or Fund shareholders, or by the Adviser, in each case upon at least 60 days’ prior written notice to the Adviser or the Fund (as applicable). This 60-day notice requirement may be waived. In general, the Management Contract may be amended only by a vote of Fund shareholders. The Management Contract also terminates without payment of any penalty in the event of its assignment.

In each of the foregoing cases, the vote of Fund shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act.

A discussion regarding the basis for the Board’s approval of the Management Contract will be provided in the Fund’s first annual or semiannual report to shareholders on Form N-CSR, which will be publicly filed with the SEC.

Management Fee

The Management Contract provides for the Fund to pay a management fee to the Adviser, computed and paid monthly, at the annual rate of 2.50% of the average daily net assets of the Fund (the “Management Fee”). Under the Management Contract, the average daily net assets of the Fund for each month are determined by taking an average of all of the determinations of such amount during such the month at the close of business on each business day during the month. The Management Fee is payable for each month within 15 business days after the end of such month.

As of the date of this SAI, the Fund had not yet commenced investment operations and, therefore, the Fund has not paid any Management Fee to the Adviser.

Please see “Fund Expenses—Expense Limitation Agreement” for information about the Adviser’s obligation to waive its Management Fee and/or bear certain Fund expenses under certain circumstances.

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Portfolio Management

Portfolio Managers

Jesse Randall and Chad Lewkowski are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager Compensation

The portfolio managers receive from the Adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Adviser (and not the Fund’s investment returns). Each portfolio manager is also a part-owner of Sweater Inc., which wholly-owns the Adviser, and thus benefit from any profits generated by the Adviser through their equity ownership in Sweater Inc.

Other Accounts Managed by the Portfolio Managers

As of the date of this SAI, no Fund portfolio manager is primarily responsible for the day-to-day management of the portfolio of any account other than the Fund.

Portfolio Manager Beneficial Ownership of Fund Shares

Sweater Inc., the Adviser’s parent company, provided the initial $100,000 in seed capital to the Fund and, as of the date of this SAI, owns 100% of the outstanding Shares of the Fund. Because of Messrs. Randall’s and Lewkowski’s ownership of equity interests in Sweater Inc., they may be deemed to be beneficially own, as of the date of this SAI, $50,001 - $100,000 of Fund Shares.

Code of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The codes of ethics of the Fund and the Adviser are each available by calling the SEC at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s venture capital investments in Portfolio Companies and investments in Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered securities. The Fund may on occasion, however, receive notices or proposals from Portfolio Companies or Portfolio Funds seeking the consent of or voting by holders, and may also be solicited to vote on other matters relating to Fund investments.

The Board has delegated the voting of proxies and exercise of consent and similar rights with respect to securities held in the Fund’s portfolio to the Adviser, pursuant to the Adviser’s proxy voting policies and procedures. Under these policies, the Adviser will vote proxies, amendments, consents or similar resolutions related to Fund securities in the best interests of the Fund and its Shareholders.

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A copy of the Adviser’s proxy voting policies and procedures are attached as Appendix A to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available:

●	without charge, upon request, by calling the Fund toll-free at 1-888-577-7987; and

●	on the SEC’s website at www.sec.gov.

You may also obtain a free copy of the Adviser’s proxy voting policies and procedures by calling 1-888-577-7987.

Fund Expenses

The Management Contract provides for the Adviser to pay all of its ordinary and usual office overhead expenses (including expenses such as office rent) in connection with the Adviser’s performance of its duties under the Management Contract, and the salaries or other compensation of the employees of the Adviser. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including any third party charges and out-of-pocket costs and expenses that are related to the organization, business or operation of the Fund.

In addition to the Management Fee, expenses borne directly by the Fund include, but are not limited to: (i) interest and taxes related to the Fund’s operations and purchase and sale of Fund assets; (ii) brokerage commissions and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, including Fund marketing costs and expenses, and the admission of investors in the Fund; (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of Fund investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) Fund costs of borrowings; (ix) costs of any third parties retained to provide services to the Fund; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s Independent Trustees (including compensation of the Independent Trustees); (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of Fund Shares; (xvi) expenses of printing and mailing Fund prospectuses, reports, notices and proxy material to shareholders of the Fund; (xvii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xviii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and trustees with respect thereto.

The Fund is required to reimburse the Adviser for any of the costs and expenses which are an obligation of the Fund that the Adviser or an affiliate pays or otherwise incurs on behalf of the Fund, including the costs and expenses described above.

Expense Limitation Agreement

The Adviser has contractually agreed to waive its Management Fee and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets.

The Adviser is entitled to seek reimbursement from the Fund of Management Fees waived and/or Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the Management Fees were waived and/or the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the Adviser, whichever is lower.

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This contractual expense limitation will remain in effect through the one-year anniversary of the date the Fund commences operations (which will be after the effective date of the Fund’s registration statement), unless the Board terminates it earlier upon not less than 30 days’ prior written notice to the Adviser.

Portfolio Transactions and Brokerage

Subject to policies established by the Board, the Adviser is responsible for arranging the execution of portfolio transactions on behalf of the Fund. The Adviser anticipates that a substantial portion of the Fund’s purchases of securities will be made directly from the issuer in privately negotiated transactions (e.g., directly from Portfolio Companies and Portfolio Funds). Certain of these transactions may require the Fund to pay a fee or commission to a broker-dealer. The Adviser may also engage broker-dealers and finders to source potential private investments.

The Adviser is also authorized to select broker-dealers to execute Fund transactions in publicly-traded securities. The Adviser is not required and does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, execution capability, trading expertise, accuracy of execution, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness. While the Adviser generally seeks reasonable trade execution costs, the Fund will not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund. In return for such services, the Adviser may cause the Fund to pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund.

Control Persons and Principal Shareholders

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this SAI, Sweater Inc., the Adviser’s parent company, owns 100% of the outstanding Shares of the Fund. For so long as Sweater Inc. owns more than 25% of the Fund’s voting securities, it may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. However, it is expected that once the Fund commences investment operations and its Shares are sold to the public, Sweater Inc.’s control will be diluted under such time as the Fund is controlled by its unaffiliated shareholders.

Independent Registered Public Accounting Firm and Financial Statements

RSM US LLP, located at 555 17th St., Suite 1200, Denver, Colorado 80202, is the Fund’s independent registered public accounting firm. The Report of Independent Registered Public Accounting Firm and financial statements for the Fund’s initial seed audit are included as Appendix B to this SAI.

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Appendix A

Adviser Proxy Voting Policies and Procedures

Under Rule 206(4)-6 of the Investment Advisers Act of 1940, it is a fraudulent, deceptive, or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under the Rule, the adviser must also disclose its proxy voting policies and procedures to clients and provide them to clients upon request. In addition, the adviser must also provide clients with information on how the adviser voted the proxies on their securities, upon request.

Sweater Industries LLC’s (“Sweater”) authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts or as otherwise delegated to Sweater by the client. These policies and procedures are designed to satisfy Sweater’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The policies and procedures seek to address potential complexities which may arise in cases where Sweater’s interest conflicts or appears to conflict with the interests of its clients and to communicate with clients the methods and rationale whereby Sweater exercises proxy voting authority.

Sweater will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Sweater may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Sweater may determine not to vote a proxy if: (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) Sweater otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Sweater serves as the adviser to a closed-end fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund does not typically invest in other mutual funds or exchange traded funds. The fund does not typically invest in registered equities. If the Fund were to invest in registered equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to registered equities to the extent different than these policies. The fund primarily invests in private companies and, to a lesser extent, private funds, in each case that do not involve many proxy items requiring the Adviser to vote.

If the fund invests in mutual funds (i.e., a fund of funds), Sweater seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted “in the same proportion as the vote of all other holders of such security” (“echo” or “mirror” voting). Accordingly, when voting proxies for the mutual fund, Sweater will vote in the same proportion as all other voting shareholders of the underlying funds.

Sweater will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX which is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. This form contains the relevant information to identify the securities issuer, ticker, cusip or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, and whether the Firm voted on the matter, a summary of the vote cast (i.e., noting mirror voting). Where a proxy proposal raises a material conflict between the interests of Sweater, any affiliated person(s) of Sweater, or any affiliated person of the Fund, on the one hand, and the Fund’s and the Fund’s shareholder’s interests, on the other, Sweater will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Sweater will abstain from voting.

A - 1

The CCO or designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Firm’s Books and Records requirements.

A - 2

Appendix B

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees of

Sweater Cashmere Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sweater Cashmere Fund (the Fund), as of February 7, 2022, the related statements of operations for the period from June 17, 2021 (date of organization) to February 7, 2022, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 7, 2022, the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the Fund since 2022.

Denver, Colorado

March 7, 2022

Sweater Cashmere Fund

Statement of Assets and Liabilities

February 7, 2022

Assets:
Cash	$100,000
Deferred offering costs	144,331
Due from Adviser, net	544
Total Assets	244,875

Liabilities:
Accrued offering costs	43,503
Accrued organizational costs	101,372
Total Liabilities	144,875

Net Assets	$100,000

Net Assets Consist of:
Capital Stock (unlimited shares authorized)	$100,000
Net Assets	$100,000

Net Assets applicable to 5,000 shares issued and outstanding	$100,000

Net Asset Value per share	$20.00

See accompanying notes which are an integral part of these financial statements

Sweater Cashmere Fund

STATEMENT OF OPERATIONS

For the period from June 17, 2021 (date of organization)

to February 7, 2022

Investment Income:	$-

Expenses:
Organizational expenses (Note 3)	198,042
Less: Reimbursement by Adviser (Note 3)	(198,042)
Net Expenses	-
Net Investment Income	$-

See accompanying notes which are an integral part of these financial statements

Sweater Cashmere Fund

NOTES TO THE FINANCIAL STATEMENTS

1. Organization

Sweater Cashmere Fund (the “Fund”) was organized on June 17, 2021 as a statutory trust under the laws of the state of Delaware. The Fund is in the process of registering with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund has been inactive except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of beneficial interest (“Shares”) under the Securities Act of 1933 and the sale of 5,000 Shares for $100,000 to Sweater, Inc., an affiliate of the Adviser, on February 7, 2022.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs Policy

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are estimated to be approximately $198,042 and $144,331, respectively.

Organizational costs incurred by the Fund will be reimbursed by the Adviser, some of which may be subject to recoupment by the Adviser in accordance with the Fund's expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Federal Income Taxes

The Fund intends to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

3. Fees and Transactions with Related Parties and other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. For providing these services, the Adviser will receive from the Fund a management fee at an annual rate equal to 2.50% of the Fund’s average daily calculated net asset value (“NAV”), payable monthly in arrears.

Certain Fund officers and members of the Board are also officers of the Adviser.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, whereby that Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary so that the Fund’s total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets. The Expense Limitation Agreement will remain in effect for a period of one year after the date the Fund commences operations.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense.

As of February 7, 2022, $192,142 of the $198,042 waived organization costs, are subject to possible recoupment by the Adviser through February 7, 2025. The remaining $5,900 was voluntarily waived by the Adviser and is not subject to recoupment.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund's behalf.

4. Capital Share Transactions

Fund shares will be continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5% of the Fund’s Shares at NAV. An early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

5. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events, that would require disclosure in the Fund’s financial statements.

PART C – OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

(1)	Financial Statements

Part A:     None.

Part B:     Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust(1)

(b)	Bylaws of the Registrant(1)

(c)	Not applicable

(d)	Refer to Exhibits (a) and (b)

(e)	Form of Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)(1)	Form of Investment Management Agreement(1)

(g)(2)	Form of Expense Limitation Agreement(1)

(h)	Not applicable

(i)	Not applicable

(j)	Form of Custody Agreement(1)

(k)(1)	Form of Administration and Fund Accounting Agreement(1)

(k)(2)	Form of Transfer Agency Agreement(1)

(k)(3)	Form of Services Agreement with Pine Advisors LLC(1)

(l)	Opinion of Counsel(1)

(m)	Not applicable

(n)	Consent of independent registered public accounting firm(1)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant(1)

(r)(2)	Code of Ethics of the Investment Adviser(1)

(s)	Powers of Attorney(1)

(1)       Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering. All figures are estimates.

Legal Fees	$309,500
Printing Fees	$3,000
Blue Sky Fees	$30,000
Accounting Fees	$20,000
Total:	$362,500

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Shares at March 11, 2022:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	1

Item 30. Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1    No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2    Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)    Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)    The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) or any other right to which he or she may be lawfully entitled.

(e)    Subject to any limitations provided by the Investment Company Act of 1940 and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3    No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4    No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or as required by the Investment Company Act of 1940.

5.5    Trustee’s Good Faith Action, Reliance on Experts, etc. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee believes in good faith are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any series or class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any series or class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as a Chairperson of the Board of Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Reference is also made to Section 8 of the Registrant’s Investment Management Agreement, a form of which is filed as Exhibit (g) to this Registration Statement.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s Prospectus in the section titled “Fund Management.” Information as to the members and officers of Sweater Industries LLC is included in its Form ADV, as filed with the SEC (File No. 801-122933), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The books, accounts and records of the Registrant required by Section 31(a) under the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained at the office of the Registrant at 4900 Nautilus Court N, Suite 220, Boulder, Colorado 80301.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such, indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder in the State of Colorado on the 11th day of March, 2022.

Sweater Cashmere Fund

By:	/s/ Jesse K Randall
Jesse K Randall
Trustee, President & Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 11th day of March, 2022.

Name	Capacity

/s/ Jesse K Randall	Trustee, President and Principal Executive Officer
Jesse Randall

/s/ Marcie McVeigh	Treasurer and Principal Financial Officer
Marcie McVeigh

*	Trustee
Jonathan Stanley Bellish

*	Trustee
William Benjamin Hadley

*	Trustee
Meredith EW Parfet

*By:	/s/ Jesse K Randall
Jesse K Randall
Signed pursuant to power of attorney filed herewith.

Exhibit Index

Exhibit	Exhibit Name
(a)	Amended and Restated Agreement and Declaration of Trust
(b)	Bylaws of the Registrant
(e)	Form of Dividend Reinvestment Plan
(g)(1)	Form of Investment Management Agreement
(g)(2)	Form of Expense Limitation Agreement
(j)	Form of Custody Agreement
(k)(1)	Form of Administration and Fund Accounting Agreement
(k)(2)	Form of Transfer Agency Agreement
(k)(3)	Form of Services Agreement with Pine Advisors LLC
(l)	Opinion of Counsel
(n)	Consent of independent registered public accounting firm
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of the Investment Adviser
(s)	Powers of Attorney